UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 27, 2004

MICROHELIX, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16125 SW 72nd Avenue, Portland, OR	97224
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	503.968.1600

(Former name or former address if changed since last report)

Item 5.	Other Events and Regulation FC Disclosure

On October 27, 2004, microHelix, Inc. (the “Company”) issued a press release announcing that it has scheduled its 2004 annual shareholder meeting for 10:00 am, Pacific Time, on Thursday, December 30, 2004.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits
		99.1	Press Release issued by microHelix, Inc. on October 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

microHelix, Inc.
(Registrant)

Date: October 27, 2004	By:	/s/ Tyram H. Pettit
Tyram H. Pettit
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Subject Matter